Exhibit 4.1

NUMBER

NY

COMMON STOCK

Alexander Hamilton

Judge Thomas Mellon

COMMON STOCK

CUSIP 064058 100

SEE REVERSE FOR CERTAIN DEFINITIONS

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY, JERSEY CITY, NJ AND PITTSBURGH, PA

THE BANK OF NEW YORK MELLON CORPORATION

This Certifies that

Certificate of Stock

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

The Bank of New York Mellon Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the signatures of its duly authorized officers.

DATED

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT AND REGISTRAR

PRESIDENT

The Bank of New York Mellon Corporation
CORPORATE
SEAL
DELAWARE
2007

SECRETARY

AUTHORIZED SIGNATURE

THE BANK OF NEW YORK MELLON CORPORATION

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE, UPON REQUEST TO THE TRANSFER AGENT, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF STOCK OF THE CORPORATION AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT		Custodian
			(Cust)		(Minor)

TEN ENT	– as tenants by the entireties	under Uniform Gifts to Minors

JT TEN	– as joint tenants with right	Act
	of survivorship and not as	(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, ______________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

____ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________

____

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ______________________

____

NOTICE: *THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.*